UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 16, 2010

Marina Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3830 Monte Villa Parkway, Bothell, Washington	98021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 425-908-3600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 16, 2010, Marina Biotech, Inc. (the “Company”) and BMR-3450 Monte Villa Parkway LLC (the “Landlord”), the successor-in-interest to Phase 3 Science Center LLC, entered into a fifth amendment (the “Fifth Amendment”) of that certain Lease dated as of April 23, 2002 whereby the Company leases certain premises from the Landlord at 3450 Monte Villa Parkway in Bothell, Washington.

Pursuant to the Fifth Amendment: (i) the Company’s obligation to pay basic annual rent shall abate with respect to the period from October 1, 2010 until June 30, 2011, and (ii) commencing on July 1, 2011, and continuing until January 31, 2016, the Company’s obligation to pay basic annual rent shall be reduced by 50%.

As further inducement for the Landlord to enter into the Fifth Amendment, on December 16, 2010, the Company entered into a Stock Purchase Agreement (the “Purchase Agreement”) with BioMed Realty, L.P. (“BioMed”), the sole member of the Landlord, pursuant to which the Company agreed to issue to BioMed an aggregate of 2,115,727 shares (the “Shares”) of the common stock, par value $0.006 per share, of the Company. The Purchase Agreement provides BioMed with certain piggyback registration rights with respect to the Shares, which rights continue until such time as the Shares may be sold publicly without restriction under the Securities Act of 1933, as amended (the “Securities Act”), including in reliance on Rule 144 promulgated thereunder.

The foregoing summary is qualified in its entirety by reference to the text of the Fifth Amendment and the Purchase Agreement, a copy of each of which is attached to this Current Report as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On December 16, 2010, in connection with the transactions described in Item 1.01 above, the Company entered into the Purchase Agreement with BioMed pursuant to which the Company agreed to issue the Shares to BioMed. The Shares were offered and sold in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marina Biotech, Inc.

December 21, 2010	By:	/s/ Peter S. Garcia
	Name:	Peter S. Garcia
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Fifth Amendment to Lease, dated as of December 16, 2010, by and between BMR-3450 Monte Villa Parkway LLC and Marina Biotech, Inc.

10.2	Stock Purchase Agreement, dated as of December 16, 2010, by and between BioMed Realty, L.P. and Marina Biotech, Inc.